                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ Edward H. Austin, Jr.
                                       -------------------------
                                       Edward H. Austin

                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ Charles W. Battey
                                       ---------------------
                                       Charles W. Battey

                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ Stewart A. Bliss
                                       --------------------
                                       Stewart A. Bliss

                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ Ted A. Gardner
                                       ------------------
                                       Ted A. Gardner

                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ William J. Hybl
                                       -------------------
                                       William J. Hybl

                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ Edward Randall, III
                                       -----------------------
                                       Edward Randall, III

                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ Fayez Sarofim
                                       -----------------
                                       Fayez Sarofim

                                                                      EXHIBIT 24

                               KINDER MORGAN, INC.

                                POWER OF ATTORNEY


         The undersigned, in his capacity as a Director of Kinder Morgan, Inc., a Kansas corporation (the "Company"), does hereby appoint Joseph Listengart and
C. Park Shaper, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-3 for the registration of shares of the Company's common stock that may be offered for sale by a shareholder of the Company and any and all amendments and post-effective amendments to such Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of such attorneys the full power and authority to do and perform, with or without the other of such attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of such attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 29th day of December, 2000.



                                       /s/ H. A. True, III
                                       -------------------
                                       H. A. True, III